UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2023

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-50765	16-1694602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13319 Midlothian Turnpike
Midlothian, Virginia	23113
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 23, 2023, the Board of Directors of Village Bank and Trust Financial Corp. (the “Company”) amended the Company’s Bylaws to set the number of directors at nine (9).

The amendment is set forth in Article III of the Company’s Bylaws. A copy of the Company’s Bylaws, as amended, is attached as Exhibit 3.2 to this report and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 23, 2023 (the “Annual Meeting”). A quorum of shares was present or represented by proxy at the Annual Meeting. At the Annual Meeting, the shareholders of the Company elected three directors to serve for a term of three years each and one director for a term of two years; approved in an advisory vote the Company’s executive compensation; and ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2023. The voting results for each proposal were as follows:

Proposal 1

To elect three directors for a term of three years each:

			Broker
	For	Withheld	Non-Vote
James E. Hendricks, Jr.	1,104,279	45,597	244,990
Mary Margaret Kastelberg	1,050,546	99,330	244,990
Selena T. Sanderson	1,087,045	62,831	244,990

To elect one director for a term of two year:

			Broker
	For	Withheld	Non-Vote
Ronald L. Carey	1,094,451	55,425	244,990

Proposal 2

To approve, in an advisory (non-binding) vote, the executive compensation disclosed in the Proxy Statement:

				Broker
	For	Against	Abstain	Non-Vote
Executive Compensation	1,058,882	13,336	77,658	244,990

Proposal 3

To ratify the appointment of Yount, Hyde, & Barbour, P.C. as the Company’s independent registered public accounting firm for 2023:

	For	Against	Abstain
Ratification of Auditors	1,394,669	185	12

Item 8.01Other Events.

On May 23, 2023, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.      Description

3.2	Bylaws of Village Bank and Trust Financial Corp., as amended May 23, 2023.
99.1	Presentation of the Company delivered at the 2023 Annual Meeting of Shareholders
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: May 23, 2023	By: /s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr.
Executive Vice President and CFO

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